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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                                                                  EXHIBIT 10.56

                                            *CONFIDENTIAL TREATMENT REQUESTED.
                                             CONFIDENTIAL PORTION HAS BEEN FILED
                                             SEPARATE WITH THE SECURITIES AND
                                             EXCHANGE COMMISSION.


                           SOFTWARE LICENSE AGREEMENT

                  This Agreement, dated as of May 8, 1996 (the "EFFECTIVE DATE") is entered into by and between HNC SOFTWARE INC. ("HNC'), a corporation organized under the laws of the state of Delaware, and INFOSEEK CORPORATION ("LICENSEE"), a corporation organized under the laws of California.

                  WHEREAS; HNC is the developer and owner of a proprietary software system known as CONVECTIS(TM);

                  WHEREAS, Licensee wishes to obtain the right to license use the HNC Software with respect to categorizing documents in conjunction with Licensee's Internet products; and

                  WHEREAS, HNC is willing to grant such rights to Licensee on the terms and conditions set forth in this Agreement;

                                    AGREEMENT

                  In consideration of the mutual agreements contained herein, the parties hereby agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings indicated below:

                  (a) "HNC DOCUMENTATION" shall mean the user's guides or manuals, published by HNC and supplied with the HNC Software and which are generally supplied by HNC to licensed end users and shall also include documentation for customized options delivered to Licensee.

                  (b) "END-USER" shall mean any subscriber and/or licensee of Licensee's Internet products, which shall include Licensee.

                  (c) "HNC SOFTWARE" shall mean the CONVECTIS server application and the CONVECTIS tuning application, and any licensed options, modifications, or enhancements thereto, as supplied to Licensee by HNC pursuant to licenses granted under this Agreement.

                  (d) "ERROR" shall mean any failure of the HNC Software to substantially conform to the specifications set forth in Exhibit G.

                  (e) "LICENSED APPLICATION" shall mean the automatic categorization of Internet information into groups.


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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                  (f) "CONTEXT VECTORS" shall mean the HNC Software-generated *mathematical representation of Licensee [] which does not include the []
*or cannot be [] to [] the [].

         2.       LICENSE.

                 (a) Subject to the terms and conditions of this Agreement, during the term of this Agreement, HNC grants to Licensee a, nonexclusive, nontransferable right and license to:

                         (i) use, maintain, display, and reproduce (in object code form only), for the Licensed Application the HNC Software in accordance with Exhibit A.

* (ii) market, promote and provide [] produced by the HNC Software to End Users as a part of Licensee's Internet products.

* (iii) provide first-line support for the [] produced by the HNC Software to End Users.

                         (iv) Nothing herein entitles Licensee to use, market or provide any of the HNC Software to any third party except in accordance with the terms and conditions of this Agreement.

                 (b) HNC reserves all rights not expressly granted hereunder.

*                (c) HNC agrees not to [] the [] to [] Inc. [], Inc.,
*[], Inc., and [], Inc. for the [] for a term of [] from the Effective Date.

*                (d) HNC agrees not to provide the benefit of the [], for a

*period of [] after such [] are created, to any of the [] listed in Exhibit J. *The parties agree that the list in Exhibit J shall be limited to []. HNC agrees *that Licensee may, at [] intervals, beginning on the Effective Date, amend *Exhibit J to add and delete [], except that if HNC is already in bona fide [] *with any such added [], then HNC may provide the benefit of the then-current [] *to such [] by providing written documentation of such [] to Licensee and by *completing a [] with such [] within [] days of such amendment.

         3.       MARKETING RESPONSIBILITIES.


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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                  (a) Licensee shall be solely responsible for the marketing, promotion, and/or distribution of Licensee's products.

                  (b) Licensee shall indicate use of the HNC Software in those Licensee marketing materials and product documentation described in Exhibit K.

                  (c) During the term of this Agreement, Licensee shall include a graphic with linked URL supplied by HNC in a location mutually agreed upon by the parties.

         4. ACCEPTANCE OF THE HNC SOFTWARE; MODIFICATIONS TO THE HNC SOFTWARE BY HNC.

                  (a) HNC shall participate jointly with Licensee in the testing of the HNC Software in accordance with the installation and testing procedures set forth in Exhibit D (the "Acceptance Test Procedures"). The Acceptance Test Procedures shall be designed to determine whether the HNC Software substantially conforms to the HNC and Licensee mutually agreed upon Requirement Analysis. Each party will inform the other of each Error as it is discovered by such party, and HNC will correct each Error as soon as reasonably possible after it is reported. The process of testing the Error reporting and correction will continue and be repeated until the HNC Software successfully completes the Acceptance Test Procedures or until the "Test Completion Deadline" set forth in Exhibit D is reached, whichever occurs first. Both parties shall act promptly in testing the HNC Software and in reporting Errors pursuant to this Section 4.
*HNC shall have [ ] days following the Test Completion Deadline to correct any remaining Errors reported by Licensee on or before such date.

                  (b) In the event that HNC fails to correct such Errors within *the [ ] period described in section (a) immediately above, Licensee may, at its option and as its exclusive remedy, (i) agree in writing with HNC to extend the time period in which HNC is required to correct such Errors, (ii) agree in writing with HNC to modify applicable Specifications or Acceptance Test Procedures, or (iii) terminate this Agreement by giving HNC written notice of termination within thirty (30) days after the date on which HNC is required to correct such Errors (as such date may be extended under subparagraph (i) above). In the event that Licensee elects to terminate this Agreement pursuant
*to subparagraph (iii) immediately above, HNC shall refund to Licensee [ ] the one-time installation fee referred to in Exhibit A of this Agreement and any other amounts which shall have been paid by Licensee under this Agreement. Additionally, all licenses granted to Licensee under this Agreement shall immediately terminate, and Licensee shall promptly return to HNC all copies in its possession of the HNC Software, Documentation and other materials received from HNC under this Agreement, and neither party shall have any further obligations to the other party except for the confidentiality obligations under
 Section 7.

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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                 (c) Unless rejection of the HNC Software by Infoseek occurs prior thereto, the HNC Software shall be deemed to have been accepted by Licensee upon the earlier to occur of (i) the successful completion of the Acceptance Test Procedures, or (ii) the first date on which Licensee makes the information provided by the HNC Software available to End Users, excepting in conjunction with Licensee's use of the HNC Software for testing and acceptance
*purposes, including external beta testing; or (iii) [ ]. At HNC's request at such time, Licensee shall furnish HNC with a certificate confirming Licensee's acceptance of the HNC Software.

                  (d) If Licensee and HNC jointly agree to use HNC resources for any additional consultation services, then such additional services will be charged either on a negotiated and mutually agreed upon fixed price basis or on a time and materials basis according to HNC's then current published rate schedule.

         5.       PAYMENTS TO HNC.

                  (a) Except as otherwise provided in Exhibit A of this Agreement, all payments due to HNC hereunder shall be due and payable in full within thirty (30) days of receipt by Licensee of a proper invoice therefor. All past due payments will accrue interest at a rate of one and one-half percent (1.5%) per month on the unpaid balance from the due date until paid in full.

                  (b) Except as otherwise specified herein, all obligations with respect to the amounts due either party shall survive any expiration or termination of this Agreement.

                  (c) All payments by Licensee to HNC under this Agreement for any fees due hereunder will be exclusive of any sales, use, service, value added or withholding taxes, or any other levy, tariff, duty or tax of any kind whatsoever imposed by any governmental authority with respect to the services rendered or expenses incurred by HNC hereunder (other than a tax imposed upon HNC's income). Licensee agrees to pay, within thirty (30) days of receipt of the applicable HNC invoices, any such tax whenever such tax is imposed by a governmental authority.

         6. SUPPORT AND MAINTENANCE. HNC's responsibility to provide support or maintenance for the HNC Software is set forth in Exhibit B to this Agreement.

         7. PROPRIETARY RIGHTS; CONFIDENTIALITY.

                  (a) Ownership. Licensee acknowledges and agrees that HNC will own the sole and exclusive worldwide right, title and interest in and to the HNC Software, Context Vectors, Enhancements to the HNC Software, the Documentation and all

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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

worldwide intellectual property rights therein and all copies thereof, in whole and in part, subject only to Licensee's limited license rights to use such HNC Software and Documentation as permitted by this Agreement.

                  (b) Notwithstanding any rights granted in Section 2 above, HNC reserves the right to restrict Licensee's use of HNC's trademarks and/or tradenames, including, but not limited to, HNC, HNC Software, Content Mining and/or Convectis, except as expressly permitted in writing by HNC. Notwithstanding the foregoing, Licensee shall: (i) reference its use of HNC technology and the HNC Software in copyright and/or other proprietary rights notices required under this Agreement; and (ii) place HNC's logo with URL link at a location mutually agreed to by the parties.

                  (c) The HNC Software contains trade secrets of HNC and to protect them Licensee agrees that Licensee will not decompile, reverse engineer, disassemble or otherwise reduce the HNC Software to a human perceivable form or permit any other party to do so. Licensee may not modify, adapt, translate, rent, lease, sell, sublicense, loan, resell for profit, distribute, time-share or create any derivative works based upon, the HNC Software or any portion thereof or permit any other party to do so. HNC agrees that HNC will not decompile, reverse engineer, disassemble or otherwise reduce the Context Vectors to a form permitting access to the underlying text or permit any other party to do so.

                  (d) Confidentiality. Licensee and HNC each agree that neither will, at any time during or after the tenn of this Agreement, disclose or disseminate to any other person or entity, or use except as permitted by this Agreement, any information regarding the business, data, processes, technology, software or products of the other party obtained during the course of performance under this Agreement (the "CONFIDENTIAL INFORMATION"). The Confidential Information of HNC will include, but not be limited to, the HNC Software, the Documentation and any related materials. The Confidential Information for Licensee will include, but not be limited to information about its business plans, its directory data, its Internet business, and any other non-public data provided by Licensee to HNC. Each party will use its best efforts to ensure that any Confidential Information obtained from the other party will be disclosed only to the receiving party's employees and agents and only on a "need-to-know" basis, and that such employees and agents will be bound by an obligation to maintain the confidentiality of the Confidential Information similar to the obligations of HNC and Licensee under this Section. Nothing contained herein will be construed to restrict or impair in any way the right of the parties to disclose or communicate any information which (i) is at the time of its disclosure hereunder generally available to the public; (ii) becomes generally available to the public through no fault of the receiving party; (iii) is, prior to its initial disclosure hereunder, in the possession of the receiving party as evidenced in a documentary form; (iv) is independently developed by a party without use of or reference to any of the other party's Confidential Information; or (v) is acquired by the receiving party from any third party having a right to disclose it to the receiving party; provided however, that either party may disclose the terms and conditions of this Agreement

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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

to supervisory or regulatory authorities, their counsel and accountants or otherwise, if legally required.

                  (e) Remedies: Survival. HNC and INFOSEEK agree that in the event that either party breaches any of the provisions contained in this Section 7, then, notwithstanding the provisions of Section l3(k), the nonbreaching party shall be authorized and entitled to seek from any court of competent jurisdiction (i) a temporary restraining order, (ii) preliminary and permanent injunctive relief; and (iii) an equitable accounting for all profits or benefits arising out of such breach. Such rights or remedies shall be cumulative and in addition to any other rights or remedies to which the non-breaching party may be entitled. The provisions of this Section 7 shall continue in effect following termination of this Agreement and expiration or termination of the Term.

                  (f) Public Disclosure. HNC and Licensee shall cooperate in the preparation of one or more joint press releases with respect to the subject matter of this Agreement. However, no such release shall be issued without the written consent of both parties. Such consents shall not be unreasonably withheld or delayed.

                  (g) Confidentiality of Agreement. The terms and conditions of this Agreement are and shall remain and be kept completely confidential by the parties and their employees and agents and shall not be disclosed to any third party without the prior written consent of the other party; provided however, that either party may disclose the terms and conditions of this Agreement to (i) potential acquirers or financial investors, or (ii) to their legal counsel and accountants, and to governmental agencies or authorities (including but not limited to the Securities and Exchange Commission) or otherwise if such party believes such disclosure is legally required. If a party needs to disclose the terms of this Agreement for financial investment purposes or is legally required to disclose the terms of this Agreement to any governmental agency or authority, it will promptly advise the other party and attempt to limit disclosure and seek confidential treatment of such disclosed information.

         8.       LIMITED WARRANTIES OF HNC.

                  (a) HNC represents and warrants to Licensee that: (i) HNC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) HNC has the corporate power and authority to enter into this Agreement and perform all of its obligations hereunder; and
(iii) HNC is the sole and exclusive owner of and/or has all necessary rights to all intellectual property rights in and to the HNC Software; HNC has all legal right and authority to grant and convey to Licensee the rights and licenses contained in this Agreement without violation or conflict with any law; there is no action, suit, claim, arbitration, or other proceeding pending or threatened which questions this Agreement or HNC's ownership of the HNC Software or any intellectual property rights therein; the HNC Software does not infringe upon any proprietary right or intellectual property rights of any third party.

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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                  (b) Conformity to Specifications. HNC hereby warrants that the HNC Software will conform in all material respects to the specifications described in Exhibit G hereto and will function in accordance with such specifications in all material respects during the term of this Agreement. In the event that Licensee discovers a material malfunction in the HNC Software (a "Program Error"), HNC agrees to use its best efforts to correct, cure, replace or otherwise remedy, at HNC's option, such Program Error at HNC's sole expense in accordance with the procedures specified in Exhibit L. Licensee agrees to cooperate and work closely with HNC in a prompt and reasonable manner in connection with HNC's correction efforts. Licensee's sole remedy for any breach of warranty under this Section will be to have HNC use its reasonable best efforts to cure such breach as provided herein.

                  (c) WARRANTY DISCLAIMER. EXCEPT FOR THE FOREGOING EXPRESS WARRANTIES SET FORTH IN THIS SECTION, HNC MAKES NO OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, UNDER THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES REGARDING MERCHANTABILITY, FITNESS FOR PURPOSE OR CORRESPONDENCE WITH DESCRIPTION.

         9.       INFRINGEMENT OF THIRD PARTY RIGHTS.

                  (a) Indemnification. HNC will indemnify Licensee against, and hold Licensee harmless from, any liability, cost, loss, or expense arising out of any claim, demand, or action alleging that the HNC Software or any portion thereof as furnished under this Agreement and used within the scope of the licenses granted to Licensee hereunder infringes any third-party rights in a trade secret, a copyright, patent, or trademark; provided that: (i) Licensee promptly gives written notice of the claim, demand, or action to HNC; (ii) Licensee gives prompt, reasonable assistance to HNC at HNC's expense in connection with the defense and/or settlement of such claim, demand or action; and (iii) HNC directs, controls, and fully participates in the defense of or any settlement of such claims, demand or action.

                  (b) Exceptions. Notwithstanding the foregoing, HNC's indemnity obligations under Section 9(a) above will not apply, when the alleged infringement would not have occurred but for said modifications or combinations to any claim, demand or action to the extent arising from: (i) modifications made to the HNC Software that were not authorized by HNC; or (ii) the combination of the HNC Software with any products not provided by HNC.

                  (c) Injunctions. In the event that Licensee's use of the HNC Software or portion thereof in accordance with this Agreement is enjoined in an action as described in Section 9(a) above, or HNC reasonably believes that it will be so enjoined, then HNC will use its best efforts to promptly, at its sole option and expense: (i) procure for Licensee the right to continue using the HNC Software or portion thereof; (ii) replace the same with non- infringing software of equivalent functions and efficiency.

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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                  (d) Sole and Exclusive Remedy. The remedies specified in this
Section 9 will be Licensee's sole and exclusive remedies in connection with any alleged or actual infringement or misappropriation of any intellectual property rights by the HNC Software or the Documentation. "HNC" Software as used in this
Section 9 shall include the Documentation.

         10.      LIMITS ON LIABILITY.

                  (a) Limited Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOST PROFITS, LOSS OF BUSINESS OR FOR INDIRECT, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL, PUNITIVE OR SPECIAL DAMAGES SUFFERED BY LICENSEE, IT'S CUSTOMERS OR OTHERS ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE HNC SOFTWARE, THE DOCUMENTATION OR ANY OTHER HNC PRODUCTS OR SERVICES, FOR ALL CAUSES OF ACTION OF ANY KIND (INCLUDING BUT NOT LIMITED TO TORT, CONTRACT, NEGLIGENCE, STRICT PRODUCT LIABILITY AND BREACH OF WARRANTY) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                  (b) Limit on Maximum Liability. EXCEPT FOR HNC'S OBLIGATIONS PURSUANT TO SECTION 9, EACH PARTY'S TOTAL LIABILITY UNDER THIS AGREEMENT WILL IN NO EVENT EXCEED THE TOTAL DOLLARS PAID BY LICENSEE TO HNC UNDER THIS AGREEMENT (EXCLUSIVE OF INSTALLATION FEES AND REIMBURSED EXPENSES) FOR THE FIRST TWELVE
(12) MONTHS DURING WHICH ANNUAL LICENSE FEES ARE DUE AND PAYABLE TO HNC
HEREUNDER.

         11.      SOURCE CODE ESCROW.

                  11.1 Escrow Agreement. HNC, Data Securities International, Inc. ("DSI") (or another escrow agent mutually agreeable to INFOSEEK and HNC) and INFOSEEK shall enter into a Technology Escrow Agreement in substantially the form attached hereto as Exhibit D (the "ESCROW AGREEMENTS") which sets forth the conditions under which Source Code (as defined below) for the applicable HNC Software will be released to INFOSEEK in the event of a Triggering Event as defined below. If the Source Code is released to INFOSEEK in accordance with the terms of this Section 11 and the terms of the Escrow Agreement, INFOSEEK agrees that it may use the Source Code solely for the purpose of enabling INFOSEEK to itself internally support and maintain its Licensed Use of the HNC Software during the Term in accordance with the terms and conditions of this Agreement. As used in this Section 11, the term "SOURCE CODE" means, collectively, source code deposited on computer magnetic media, test programs and program specifications, compiler and assembler descriptions, descriptions and locations of third-party computer programs required to use or support the HNC Software, and technical documentation that HNC uses to maintain or support the HNC Software, to the extent such exists at the time of the deposit

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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT


of the Source Code into the deposit account pursuant to the Escrow Agreement or in the month prior to such deposit. Within thirty-five (35) days after the Acceptance Date of each Version of the HNC Software that INFOSEEK elects to install on the Designated System, HNC shall deposit one (1) copy of the Source Code for such Version of the HNC Software into a deposit account with DSI pursuant to the Escrow Agreement. Receipt of the Source Code by INFOSEEK under the terms of the Escrow Agreement shall not by itself terminate this Agreement. If INFOSEEK receives the Source Code for HNC Software under the terms of the Escrow Agreement, such Source Code shall be subject to all terms of ownership, use, access, disclosure, payment to HNC and termination specified in this Agreement. HNC agrees to update escrow deposits from time to time by promptly placing all upgrades, enhancements, and New Versions of the HNC Software in escrow with DSI. INFOSEEK shall pay all expenses charged by DSI to establish and maintain the escrow arrangement. In the event of any conflict between this Agreement and the Escrow Agreement, this Agreement shall control.

                  11.2 Triggering Event Defined. As used herein, "TRIGGERING EVENT" means and includes the following:

                          11.2.1 Action by HNC under any state corporation or
 similar law for the purposes of dissolution;

                          11.2.2 Action by HNC under any state insolvency or
 similar law for the purpose of its bankruptcy or liquidation;

                          11.2.3 A voluntary filing by HNC of a petition for
 relief under Chapter 7 or Chapter 11 of the United States Bankruptcy Code.

                          11.2.4 The filing of an involuntary petition in
 bankruptcy against HNC that is not dismissed within sixty (60) calendar days after its filing;

                          11.2.5 The occurrence of a material breach by HNC of
 its obligations under Section 6 hereof to provide support and maintenance of *the applicable HNC Software, which material breach is not cured by HNC within
 [ ] after HNC's actual receipt of notice of such material breach from INFOSEEK.

         12.      TERM AND TERMINATION.


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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                  (a) The Initial Term of this Agreement shall commence on the Effective Date and shall continue for a period ending five (5) years after the date of acceptance of the HNC Software unless earlier terminated in accordance with this Agreement. At the completion of the Initial Term, this Agreement will
*automatically be renewed for one or more subsequent Renewal Terms of [] unless *and until either party, upon at [] prior to the end of the Initial Term or any
 Renewal Term, notifies the other party in writing of its intent, to allow this Agreement to expire at the end of such Initial Term or Renewal Term (as applicable).

                  (b) Either party to this Agreement may, upon written notice to the other, terminate this Agreement if the other party materially defaults in the performance of any of its duties or obligations hereunder, provided that such default is not curable or, if curable, shall not have been substantially cured within ninety (90) days after written notice is given of such default.

                  (c) To the extent permitted by applicable law (including II U.S.C. Section 365) the non-defaulting party may terminate this Agreement immediately by written notice to the other in the event the other party makes an assignment for the benefit of its creditors, admits in writing an inability to pay debts as they mature, a trustee or receiver is appointed respecting all or a substantial part of the other party's assets, or a proceeding is instituted by or against the other party under any provision of the Federal Bankruptcy Act and is acquiesced in or is not dismissed within sixty (60) days or results in an adjudication of bankruptcy. To the extent applicable law prevents the non-defaulting party from terminating this Agreement, if it should wish to do so as described above, then the parties shall have only those rights and remedies permitted by applicable law, including the United States Bankruptcy Act, including but not limited to II U.S.C. Section 365. However, the non-defaulting party has the unrestricted right, at its option, not to terminate this Agreement and to continue to exercise its rights under this Agreement.

                  (d) In the event of the expiration or termination of this Agreement, Licensee shall certify to HNC that it has ceased use of the HNC Software, shall return to HNC all online copies of the HNC Software and copies of HNC User Documentation, and all proprietary and confidential information relating to the HNC Software, in Licensee's possession, and shall erase or destroy as soon as is commercially reasonable and practicable all other copies of the HNC Software and other proprietary and confidential information relating to HNC Software previously stored offline by Licensee. The obligation of each party pursuant to Sections 5, 7, 8, 9, 10, and 13 shall survive expiration or termination of this Agreement for any reason.

         13.      MISCELLANEOUS.


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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                  (a) Disclaimer of Partnership and Agency. HNC and
Licensee are independent contractors and will have no power, nor will either of the parties represent that it is has any power, to bind the other party or to assume or to create any obligation or responsibility, express or implied, on behalf of the other party or in the other party's name. This Agreement will not be construed as constituting HNC and Licensee partners, joint venturers or agents or to create any other form of legal association that would impose liability upon one party for the act or failure to act of the other party.

                  (b) Counterparts. This Agreement may be executed in counterparts, which taken together shall constitute one single Agreement between the parties.

                  (c) Section Headings: Exhibits. The section and subsection headings used herein are for reference and convenience only, and will not enter into the interpretation hereof. The Exhibits referred to herein and attached, and to be attached hereto, are incorporated in this Agreement to the same extent as if set forth in full herein.

                  (d) No Waiver. No delay or omission by either party hereto to exercise any right or power occurring upon any non-compliance or default by the other party with respect to any of the terms of this Agreement will impair any such right or power or be construed to be a waiver thereof. A waiver by either of the parties hereto of any of the covenants, conditions, or agreements to be performed by the other will not be construed to be a waiver of any succeeding breach thereof or of any covenant, condition, or agreement herein contained. No waiver of any rights of a party under this Agreement will be effective unless such waiver is set forth in a writing signed by such party.

                  (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be unlawful, prohibited by or invalid under applicable law, then such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any of the remaining provisions of this Agreement.

                  (f) Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of California applicable to agreements made in California by California residents.

                  (g) Entire Agreement. This Agreement and the Exhibits hereto constitute the entire agreement and understanding between the parties regarding the subject matter hereof, and supersede all prior agreements, understandings, documents and statements regarding such subject matter, and there are no understandings or agreements relative hereto other than those which are expressed herein. No amendment or modification of this Agreement will be effective unless it is in writing and is executed by both HNC and Licensee. This Agreement is separate from and independent of all other agreements between the parties.

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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                  (h) Notices. Under this Agreement, if one party is required to give notice to the other, such notices shall be deemed given when personally delivered or three (3) business days after being mailed by U.S. certified mail, first class, postage prepaid, and addressed as follows (or to such other address for notice as a party may subsequently notify the other in accordance with the provisions of this Section):

      IF TO HNC:                                         IF TO LICENSEE:

      HNC Software Inc.                                  Infoseek Corporation
      5930 Cornerstone Court West                        2620 Augustine Dr. #250
      San Diego CA 92121-3728                            Santa Clara, CA 95054
      Attention: Executive Vice President                Attention: CEO

                  (i) No Assignment. Neither party shall, without the prior written consent of the other party, assign or transfer this Agreement, and any attempt to do so without first obtaining such written consent will be void and of no force and effect. Notwithstanding the foregoing, (i) either party may assign this Agreement by merger, reorganization, consolidation, formation of a subsidiary, or sale of all or substantially all its assets, provided however that neither party may assign or transfer this Agreement to any direct or indirect competitor of the other party.

                  (j) Excused Performance. Notwithstanding anything to the contrary herein, neither party shall be deemed to be in default of any provision of this Agreement or be liable to the other party or to any third party for any delay, error, failure in performance or interruption of performance due to any act of God, war, insurrection, riot, boycott, strikes, interruption of power service, interruption of communications service, labor or civil disturbance, acts of any other person not under the control of either party or other similar causes, the occurrence of which are (i) not reasonably foreseeable by a party other than by virtue of the fact that similar things have happened in the past from time to time, and (ii) beyond the reasonable control of that party. Licensee and HNC shall each use its best efforts to remedy its delay, error, failure to perform, or incomplete performance in a manner which is fair and equitable to both parties. The delayed party shall give the other party reasonable written notification of any material or indefinite delay due to such causes. This Agreement shall be deemed to have been amended to extend the term of this Agreement by the period of time attributable to the excusable delay.

                  (k) Informal Dispute Resolution. Any controversy or claim between INFOSEEK and HNC, arising from or in connection with this Agreement or the relationship of the parties under this Agreement, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise, other than a dispute regarding ownership of software, documentation or Intellectual Property rights (a "DISPUTE"), shall be resolved as follows:

                        (i) First, upon written request of either INFOSEEK or HNC, the parties will each appoint a designated representative whose task it will be to meet for the purpose of endeavoring to resolve such Dispute. The designated representatives shall be

- --------------
CONFIDENTIAL AND PROPRIETARY INFORMATION

HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

senior level managers of each party with the authority to make decisions and/or commitments on behalf of the respective party to resolve the Dispute.

                        (ii) The designated representatives shall meet as often as the parties reasonably deem necessary to discuss the problem in an effort to resolve the Dispute without the necessity of any formal proceeding.

                        (iii) Unless delay would impair a party's rights under applicable statutes of limitations, formal proceedings for the resolution of a Dispute may not be commenced until the earlier of:

                                   (a) the designated representatives concluding
in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or

                                   (b) the expiration of the thirty (30) day
period immediately following the initial request to negotiate the Dispute; provided, however, that this Section 19.1 will not be construed to prevent a party from instituting formal proceedings earlier to avoid the expiration of any applicable limitations period, to preserve a superior position with respect to other creditors, or to seek temporary or preliminary injunctive relief from a court pursuant to Article 11.

                        (iv) Temporary Restraining Order. Nothing in Section 13(k) shall be construed to prevent any party from seeking from a court a temporary restraining order or other temporary or preliminary relief pending final resolution of a Dispute pursuant to Section 13(k).

                        (v) Other Dispute Resolution. If the parties fail to resolve any dispute under Section 13(k), then they may pursue any other available remedies.

- --------------
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                                       13

HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                  IN WITNESS WHEREOF, HNC and Licensee have caused this Agreement to be signed in duplicate and delivered by their duly authorized officers as of the Effective Date.

                                           HNC SOFTWARE INC.
                                           a Delaware corporation

                                           By:
                                              ---------------------------------
                                              Michael A. Thiemann
                                              Executive Vice President

                                           INFOSEEK CORPORATION
                                           a California corporation

                                           By:
                                              ---------------------------------
                                              Andrew Newton
                                              Vice President and General Counsel

                                LIST OF EXHIBITS

 Exhibit A Fees and Expenses
 Exhibit B Support and Maintenance Terms
 Exhibit C Delivery Schedule
 Exhibit D Acceptance Test Procedures
 Exhibit E Standard Hardware and Software Configuration
 Exhibit F Installation Services
 Exhibit G Product Deliverables
 Exhibit H HNC Software Enhancements
 Exhibit I Escrow Agreement
*Exhibit J Licensee []
 Exhibit K Licensee Materials
 Exhibit L Material Malfunction Correction Procedures


CONFIDENTIAL AND PROPRIETARY INFORMATION
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                                       14
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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                                    EXHIBIT A

                                FEES AND EXPENSES

 1. Installation Fee. Upon execution of this Agreement, Licensee shall remit to HNC a non-refundable (except as provided in Section 4(b)(iii) of the Agreement)
*Installation Fee in the fixed sum of [].

 2. License Fee. Licensee agrees to pay license fees to HNC as described in the table below:

 ----------------------------------------------------------------------------------------------------
 DESCRIPTION OF LICENSE FEE              LICENSE FEE AMOUNT      DUE AND PAYABLE

 ----------------------------------------------------------------------------------------------------
*Annual CONVECTIS license                []                     First year upon acceptance of the HNC
                                                                software; subsequent years due in
                                                                accordance with Section 5 of the
                                                                Agreement.
 ----------------------------------------------------------------------------------------------------
*Additional CONVECTIS tuning             []                    First year due acceptance of the HNC
 workstation license                                           software; subsequent years due in
                                                               accordance with Section 5 of the
                                                               Agreement.

- ----------------------------------------------------------------------------------------------------
 includes [] CONVECTIS tuning    []

 The license fees set forth above are not refundable, except as set forth in
 Section 4(b)(iii) of this Agreement.

 3. Maintenance Fee. Licensee agrees to pay maintenance fees to HNC as described in the table below:

 --------------------------------------------------------------------------------------------------------------------------
 DESCRIPTION OF LICENSE FEE              LICENSE FEE AMOUNT    DUE AND PAYABLE

 --------------------------------------------------------------------------------------------------------------------------
*Annual CONVECTIS maintenance            []                  First year due acceptance of the HNC
                                                             software; subsequent years due in
                                                             accordance with Section 5 of the
                                                             Agreement.
 --------------------------------------------------------------------------------------------------------------------------
*Additional CONVECTIS tuning             []                  First year due upon acceptance of the
 workstation maintenance                                     HNC software; subsequent years due in
                                                             accordance with Section 5 of the
                                                             Agreement.

 --------------------------------------------------------------------------------------------------------------------------
*includes [] CONVECTIS tuning []


 The maintenance fees as set forth above are not refundable except as set forth in Section 9(c) of this Agreement.


CONFIDENTIAL AND PROPRIETARY INFORMATION
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                                       15


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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

         4. Travel-related Expenses. The Installation, License, and Maintenance fees set forth above are exclusive of any travel-related expenses incurred by HNC with respect to this Agreement. Accordingly, any travel related expenses HNC incurs hereunder are to be reimbursed to HNC as provided herein in addition to the payment of any other fees payable to HNC hereunder. Actual expenses will be invoiced monthly and full reimbursement for such expenses will be due and payable to HNC from Licensee within thirty (30) days of Licensee's receipt of HNC's invoice therefor at the following rates, subject to increase as provided in Section 5 of this Exhibit A:

 Hotel (per day maximum)         Infoseek's then current employee per diem rates

 Meals (per day maximum)         Infoseek's then current employee per diem rates

 Automobile (full or             Infoseek's then current employee per diem rates
  luxury size)

 Business Airfare                HNC's Actual Cost

 Courier Costs                   HNC's Actual Cost

 Out-of-Pocket Expenses          Infoseek's then current employee per diem rates

 Automobile mileage              Infoseek's then current employee per diem rates
  (if personal car)

 5. Consumer Price Index Adjustments. All fees, prices, labor rates and expense *reimbursement rates set forth in [] will be reviewed upon each anniversary of the Effective Date, including each year during any renewal of this Agreement. This review will commence on the first day of the anniversary month of the contract Effective Date and adjustments will be made to all such prices, labor rates and expense reimbursement rates with reference to the percentage increase (if any) of the Consumer Price Index (CPI), for the San Diego, California area,
*but such increases will not be made []. No decrease in any fee, price, labor rate or expense reimbursement rate will be made under this Section 5.

 6. HNC agrees to perform the HNC Software Enhancements, as described in Exhibit K, at HNC's then current published standard commercial rates or other rates as mutually agreed upon.


CONFIDENTIAL AND PROPRIETARY INFORMATION
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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

*7. For the purposes of this Agreement, [] may include [].


CONFIDENTIAL AND PROPRIETARY INFORMATION
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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                                    EXHIBIT B

                          SUPPORT AND MAINTENANCE TERMS

 HNC shall provide the following support and maintenance activities to Licensee during the period in which Licensee has paid HNC the Annual CONVECTIS License and Maintenance Fees as specified in Exhibit A. All travel-related expenses calculated pursuant to Exhibit A associated with performance of these maintenance activities shall be in addition to the Annual CONVECTIS License and Maintenance Fee as specified in Exhibit A.

 Integration Support

*Beginning on April 2, HNC shall provide Licensee with up to [ ] of Integration
 Support

 HNC Software Upgrades and Corrections

 HNC shall provide the following to Licensee with respect to HNC Software upgrades and corrections:

*-       At least [      ] of CONVECTIS per year.
*-       At least [      ] of the CONVECTIS tuning workstation per year.
*-       At least [      ] for [        ] per year.

 For purposes of this section, the first "year" of this Agreement shall be defined as beginning on the acceptance date of the HNC Software and ending twelve (12) months therefrom. Subsequent years shall begin on the anniversary of such acceptance date and extend twelve (12) months therefrom.

 First-line Technical Support

 HNC shall provide first-line technical support to Licensee only (not End Users) with respect to the HNC Software and related deliverables.

 On-Site Consulting

 If required, HNC shall provide Licensee with on-site consulting in accordance with the terms of Section 4(d) of the Agreement. The support shall include telephone and bug fixes as outlined in Exhibit L.

CONFIDENTIAL AND PROPRIETARY INFORMATION
 ------------------------------
                                               *CONFIDENTIAL TREATMENT REQUESTED
                                                FOR REDACTED PORTION

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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                                    EXHIBIT C

                                DELIVERY SCHEDULE

 Deliverables from HNC

 HNC shall deliver to Licensee one (1) copy of the HNC Software specifications upon execution of this Agreement.

 HNC shall deliver one (1) copy of the HNC Software (in object code form) and *the Documentation within [ ] of execution of this Agreement.

 HNC shall further deliver one (1) copy of the HNC Software Enhancements described in Exhibit K, according to the Enhancement Schedule described in such Exhibit.

 Deliverables from Licensee

 Licensee shall deliver the following to HNC:

 1. Within five (5) days of the Effective Date, Licensee shall deliver sufficient data for adequate training of stem context vectors. The sufficiency of such data shall be jointly discussed and determined by the parties prior to delivery.

 2. Within thirty (30) of the Effective Date, and at quarterly intervals thereafter during the term of this Agreement, Licensee shall deliver to HNC the
*[  ] as developed by the HNC Software.

 Licensee and its suppliers shall retain ownership and marketing rights to all Licensee-owned software and source information (the "Licensee Data") provided
*to HNC for [   ]. All Licensee Data delivered hereunder shall be deemed
 Confidential Information of Licensee. HNC's use of such Licensee Data shall be limited to internal use by HNC in support of HNC's performance hereunder. HNC shall return to Licensee any Confidential Information of Licensee immediately upon request by Licensee.

 Joint Deliverables

 The parties shall jointly undertake, within thirty (30) days of the execution of this Agreement, to develop a mutually agreeable list detailing an initial set of operational modifications to be delivered to Licensee in accordance with this Agreement.

CONFIDENTIAL AND PROPRIETARY INFORMATION
 ------------------------------
                                               *CONFIDENTIAL TREATMENT REQUESTED
                                                FOR REDACTED PORTION

                                       19
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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                                  EXHIBIT D

                           ACCEPTANCE TEST PROCEDURES

 This exhibit defines the testing approach to be used for each acceptance test. For convenience, each acceptance test is repeated. Acceptance tests shall be performed with Standard Hardware and Software Configuration (the "System") specified in Exhibit E, or better.

 SOFTWARE INSTALLATION TEST PROCEDURES

 1. Connectivity. The HNC Software shall allow automated data processing hardware. This requirement will allow for the passing of electronic information from existing equipment to the HNC Software.

 Connectivity Test Approach. This requirement shall be demonstrated and tested by inspection. For the throughput requirement to be demonstrated, this requirement, by definition, will be satisfied.

*2. Throughput. The HNC Software shall support a throughput of no less than [ ] *being indexed in [ ] elapsed time. This throughput requirement translates
*into [               ] or approximately [   ] and is expected to be sustained
*for at least [ ].

 Throughput Test Approach. This requirement shall be demonstrated in an operation environment at the Licensee's facility. Time shall be measured by modification to the HNC Software to make calls to the UNIX system clock. This clock has precision at the millisecond level. The code modifications are open for inspection by Licensee's technical personnel and shall be made in such a way that the timer is started when a document is presented to the HNC Software and shall be stopped when the document and index term(s) are returned to the Licensee's equipment. Communication time between the Licensee's equipment at the HNC Software shall not be included in this measurement. Modification to the HNC Software shall accumulate total times for sets of documents processed and
*shall also compute mean document processing time. A [  ] of [  ] equates to [ ]
*or [   ] or [ ] of System and user time per document. So, if the mean System
*time to process a document, as measured by no less than [ ] is [ ] or less, *this requirement shall be deemed satisfied. Test shall include no more than [ ]
*and no more than [                                     ].

CONFIDENTIAL AND PROPRIETARY INFORMATION
 ------------------------------
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                                               FOR REDACTED PORTION

HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

*per [ ]. Average [ ] shall not exceed [ ] of the [ ] training set [ ] size.

 SOFTWARE VALIDATION TEST PROCEDURES

 1. Tunability. The HNC Software system shall allow incorporation of human judgment into the indexing process. This judgment shall be incorporated by allowing the human to select documents that the HNC Software indexed incorrectly and to use these documents as the basis of a modified set of decision criteria. This tunability shall be provided through the use of a GUI-based tool.

 Tunability Test Approach. To accomplish this test, a performance baseline derived from the index term initial conditions shall be established on the training set described in Section 4. The training set of documents shall be indexed by the HNC and indexing results shall be reviewed by the human using the tuning tool. Errors in assignment of indexing terms shall be noted with the tool and the adjustment of the indexing concepts shall be performed. When the adjustment process is complete, the same set of documents shall be re-indexed by the HNC Software and indexing correctness established. If the indexing
*performance of the HNC Software subsequent to the tuning is improved by [ ] over the pre-tuning performance, this requirement shall be deemed satisfied.

*2. Accuracy. The HNC Software shall provide an [ ] of [ ] or better based upon *[ ] examples provided to the system. This [ ] shall be calculated by *determining the [ ] for each [ ] (as defined below), [ ] each [ ] by the [ ] of *Infoseek Guide documents with that [ ] (and its [ ]) to the [ ] of Infoseek *Guide documents with the [ ] (and their [ ]), and [ ] the resulting [ ] to [ ] *the [ ].

 Accuracy Test Approach. To perform this testing, a training set and a test set of example indexing behavior shall be assembled by Licensee. This data shall consist of two (2) sets of documents and their associated index terms as
*assigned by a human indexer. At least [   ] shall be identified by [   ] from
*the Infoseek Guide and choosing the [ ] associated with that document until at *least [ ] are selected from each Infoseek Guide [ ]. Infoseek and HNC shall *make a good-faith effort to [ ] with at least [ ] well-chosen [ ] and [ ] *well-chosen [ ] examples. The training set shall consist of sufficient documents to provide the needed number of judgments. The testing set shall *consist of at least [ ] judged documents [ ]. The exact number of documents to
*be used will be determined by [ ] and will be based upon the specific [   ] and
 corpus chosen by Licensee. The test set may, at Licensee's option, be kept

CONFIDENTIAL AND PROPRIETARY INFORMATION
 --------------------------------
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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

 secret from HNC until testing. To perform the test, the test set of documents shall be indexed by the HNC Software in its operational mode and index term assignments shall be compared to those assigned by the human and the weighted
*precision shall be computed. If the precision is equal to or greater than [ ], this requirement shall be deemed satisfied.

 Completion Deadline

 The parties shall schedule acceptance test procedures such that all such *procedures are completed not later than [ ], 1996 (the "Test Completion
 Deadline").

CONFIDENTIAL AND PROPRIETARY INFORMATION
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                                       22

HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT


                                    EXHIBIT E

                  STANDARD HARDWARE AND SOFTWARE CONFIGURATION

 This exhibit defines HNC's standard minimum hardware and software configuration for the HNC Software. All installation pricing provided in Exhibit A of this Agreement is based on the use of the standard hardware and software configuration given below. Deviation from the standard configuration will be priced by HNC on a per installation basis.

 1. Hardware Configuration for CONVECTIS Tuning Tool

*- [   ] with [   ]
*- [   ] of [   ]
*- [   ] or more [   ] of [   ]
*- Access (local or via network) to a 4mm or 8mm magnetic tape drive

 2. Software Configuration for CONVECTIS Tuning Tool

*- [   ] or later or [   ] or later
 - X-11R5 or later
 - Motif 1.2.4 or later

 3. Hardware Configuration for All Other Supplied Sofware Components

*- [   ] with [   ]
*- [   ] of [   ]
*- [   ] or more [   ] of [   ]
 - Access (local or via network) to a 4mm or 8mm magnetic tape drive

 4. Software Configuration for All other HNC Software Components

*- [   ] or later or [   ] or later

CONFIDENTIAL AND PROPRIETARY INFORMATION
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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                                    EXHIBIT F

                              INSTALLATION SERVICES

This Exhibit defines the installation services to be provided to Licensee by HNC. The fee for these services is described in Exhibit A of this Agreement. The services described in this Exhibit constitute the total set of services provided for each installation regardless of the number of HNC Software Components installed.

         HNC shall provide at least one individual to participate in an installation requirements meeting. The purpose of this meeting is to discuss and agree on the requirements (hardware, software, and processing throughput) needed for the installation. Should the agreed upon installation requirements not conform to HNC's standard configuration as stated in Exhibit E, then HNC will generate a price for the installation following this meeting. This meeting will also discuss the need for training of word context vectors and the associated training corpus. Participation in this meeting may be either in person or telephonic at the Licensee's request. All travel expenses incurred by HNC in association with this meeting will be paid by Licensee.

1. HNC shall modify, if necessary, the HNC Software Components to be installed so as to conform with the agreed upon installation requirements.

2. HNC shall deliver one copy of the HNC Software Components to be installed on either 4mm or 8mm magnetic tape.

HNC shall provide telephone support as needed by the Licensee to aid in the completion of the acceptance test procedures.

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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                                    EXHIBIT G

                              PRODUCT DELIVERABLES

 The items below enumerate the HNC Software deliverables. This tool set consists of two main components:

 -       CONVECTIS ONLINE SERVER AND DOCUMENTATION. The server will be delivered
*        as a [ ]

 -       CONVECTIS TUNING TOOL AND DOCUMENTATION. The tuning tool will be
*        delivered as [ ].

 The specific set of deliverables for this effort are the following items:

 1. CONVECTIS SYSTEM SOFTWARE AND SUPPORT FILES.

 All binary executable images and support files required for the operation of the CONVECTIS system shall be supplied. This set of software will be capable of
*performing the indexing operation and index concept tuning given a [   ]
 supplied by HNC. The CONVECTIS system will be installed at the License site and integrated with Licensee information processing resources.

*2. [ ] TRAINING

*For the CONVECTIS system to operate, it requires a set of trained [ ]. The *training, [ ] and quality assurance will be performed at HNC facility in San *Diego. The training data will be a [ ] that span the information space of interest to Licensee. HNC personnel will assist Licensee in selection of this data set if desired. This data is deliverable to HNC as specified below in Licensee deliverables. At the specific request of Licensee, development of deformatting filters and scripts will be done jointly by HNC and Licensee personnel. This effort will be conducted via the internet.

 3. TUNING

*Operational tuning of the CONVECTIS [ ] in the deliverable list. [ ] of [ ]
 will be performed by Licensee personnel at the Licensee facility. Licenseee *personnel are responsible for [ ] the [ ].

4. DOCUMENTATION

CONFIDENTIAL AND PROPRIETARY INFORMATION
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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

 Standard commercial CONVECTIS documentation will be supplied with updates to reflect software enhancements. This documentation will provide sufficient instruction to allow a user to configure, operate and tune the CONVECTIS system
*based on [   ].

 5.       INSTALLATION

 If desired, HNC personnel will assist Licensee in the installation of the CONVECTIS system on Licensee hardware.

 6.      USER TRAINING

 HNC personnel will conduct training sessions on the use of the CONVECTIS *system. The training sessions will detail the [ ] approach, operation of the *system and provide instruction on the tuning and maintenance of the [ ] used for document indexing. This training will be up to two sessions of *approximately [ ] in duration. Additional sessions will be added based upon user interest and the level of personnel skill and will be performed at HNC's customary commercial rates.

 7.      PHONE SUPPORT AND SOFTWARE UPGRADES

 HNC shall provide to Licensee technical personnel phone support for the CONVECTIS system for a period of one (1) year from date of installation of the system. This support will assist the Licensee technical staff in becoming proficient in operating and tuning the CONVECTIS system. This phone support
*shall be available from [ ] Software upgrades shall be supplied should errors in the operation of the CONVECTIS system be discovered. These upgrades, should they be required, shall be available for a period of one (1) year from the date of installation of the system.

 LICENSEE DELIVERABLES

*As part of this effort, Licensee will provide to HNC a set of [ ] to be used *for the development of a [ ]. The training data should be a set of [ ] that span the information space of interest to Licensee. HNC personnel will assist Licensee in selection of this data set if desired. This data is to be delivered to HNC as ASCII text in tar format on a 4mm or 8mm DAT tape.

CONFIDENTIAL AND PROPRIETARY INFORMATION
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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                                    EXHIBIT H

                            HNC SOFTWARE ENHANCEMENTS

HNC agrees to enhance the HNC Software as described below:

1.       TUNING APPLICATION

ITEM                          HNC SOFTWARE ENHANCEMENT                ENHANCEMENT SCHEDULE
- ----                          ------------------------                ---------------------
* 1.                         During [   ],                            NEED [    ] FROM INFOSEEK
*                            [   ] documents from
                             database containing other documents     ([           ] basis, with follow on
*                            previously [   ] and [   ]              Infoseek conformance to formal
                                                                     input specs)









* 2.                         Accept [   ] documents                  NEED [  ] FROM INFOSEEK




* 3.                         Port tuning application to [    ]       NEED [  ] FROM INFOSEEK
                             operating system

*                                                                    ([       ] provided; [     ] requires
                                                                     significant effort)




* 4.                         Split judgment data into [   ] and      IN PROGRESS; HNC ENGINEERING
*                            [   ] sets within same database and     WILL PROVIDE DATE [   ] FROM INFOSEEK
                              manage same









* 5.                         Add [   ] during long-running           IN PROGRESS; HNC ENGINEERING
*                             processes                               WILL PROVIDE DATE [   ] FROM INFOSEEK








* 6.                         Add [           ] for long-running      IN PROGRESS; HNC ENGINEERING
*                            processes                               WILL PROVIDE DATE [   ] FROM INFOSEEK







* 7.                         Analyze [   ] and                       Complete
*                            suggest entirely new [ ] and            (already part of the "[    ]"
*                            [    ]                                  component of Convectis)



CONFIDENTIAL AND PROPRIETARY INFORMATION
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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

* 8.                         Apply [   ] on a                        Complete
*                             [   ] basis

* 9.                         Display, set, and modify [              Complete
*                                              ] from GUI

* 10.                        Allow [      ] access to document       Complete
*                             [   ] and [        ] dialogs


* 11.                        Allow   [   ] of document [   ]         Complete
*                             and [   ] initializers (vs.
                              Entering all via GUI)                  ([       ] basis, with follow on
                                                                     InfoSeek conformance to
                                                                     formal input specs)

* 12.                         [    ] by loading                      ([              ], with follow on
*                             [    ] documents, [    ], and [   ]    InfoSeek conformance to
                              the documents as                       formal input specs)
*                             [    ] for the [   ]

* 13.                        Increased [   ] speed by a [      ] of  Complete
*                             [   ]

* 14.                        Add [   ] (vs. Screen output)           Complete
                              for performance data

  15.                         Change time scales for progress        Complete
                              indicators

  16.                         Add new combined "save and exit"       Complete
                              option

  17.                         add confirmation before certain long   Complete
                              operations

  18.                         Allow random access to documents by    Workaround provided
                              ID to view index terms

  19.                         Document override procedure

CONFIDENTIAL AND PROPRIETARY INFORMATION
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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

 2.       SERVER APPLICATION

 ITEM                            HNC SOFTWARE ENHANCEMENT                ENHANCEMENT SCHEDULE
*1.                             Port application to [   ] operating      NEED [          ] FROM INFOSEEK
                                 system

*2.                             Accept [   ] documents                  NEED [   ] FROM INFOSEEK

*3.                             Return [      ] from server and         NEED [          ] FROM INFOSEEK
*                                store in [    ] to support
*                                [             ]
*                                ([            ])

*4.                             Return only [    ]                      Complete
*                               via the server [      ]

 5.                             Improved data from Performance
                                 Assessment, to determine which topics
*                                are getting too many [         ]



*6.                             Document [      ], per agreed
                                 user requirements


*7.                             Use [    ] to achieve system
                                 performance requirements established
                                 by Infoseek



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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                                   EXHIBIT I

                                ESCROW AGREEMENT

The parties hereto agree to negotiate in good faith to deliver a revised Escrow Agreement within ten (10) days of the Effective Date. Such revised Escrow Agreement shall be attached to this Agreement and incorporated herein as Exhibit I, and shall replace this Exhibit I in its entirety.

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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                                   EXHIBIT J

*                             LICENSEE [              ]

*Licensee agrees to [   ], as contemplated by [   ] of this Agreement, within
*[   ] of the Effective Date. [   ] shall replace this Exhibit
 J in its entirety.

CONFIDENTIAL AND PROPRIETARY INFORMATION
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                                         FOR REDACTED PORTION

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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                                   EXHIBIT K

                               LICENSEE MATERIALS

The parties hereto agree to negotiate in good faith to deliver a list of Licensee Materials, as contemplated by Section 3(b) of this Agreement, within ten (10) days of the Effective Date. Such list shall replace this Exhibit K in its entirety.

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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

                                   EXHIBIT L

                   MATERIAL MALFUNCTION CORRECTION PROCEDURES

In accordance with HNC's responsibilities in Section 8(b) of this Agreement, the parties agree to the following definitions and procedures for the resolution of Program Errors.

1.       DEFINITIONS OF PROGRAM ERROR SEVERITY LEVEL

         (a) "LEVEL 1" shall mean a Program Error which has a material and adverse impact on Licensee's ability to use the HNC Software for the Licensed Application, and for which Licensee has not discovered a workaround;

         (b) "LEVEL 2" shall mean a Program Error which has a material and adverse impact on Licensee's ability to use the HNC Software for the Licensed Application, and for which Licensee has discovered a workaround;

         (c) "LEVEL 3" shall mean a Program Error which represents a significant deviation from conformance to the specifications in Exhibit G and Exhibit H, but does not have a material or adverse impact on Licensee's ability to use the HNC Software for the Licensed Application;

         (d) "LEVEL 4" shall mean a Program Error which represents a minor deviation from conformance to the specifications in Exhibit G and Exhibit H, and does not have a material or adverse impact on Licensee's ability to use the HNC Software for the Licensed Application;

         (e) "LEVEL 5" shall mean a problem which has been reported to HNC as a Program Error but has been determined by HNC to be an operator error, a third-party error, or a normal aspect of the functioning of the HNC Software;

         (f) "LEVEL 6" shall mean a request for additional features or functionality or other non-Program Error-related modifications to the HNC Software;

2.       PROGRAM ERROR RESOLUTION

         (a) Upon encountering a suspected Program Error, Licensee shall communicate a written description (a "Bug Report") of such Program Error to HNC. Bug Reports shall include the following information: (i) Licensee's initial determination of the severity level of such Program Error, (ii) a detailed description of the steps required to duplicate the error, (iii) a description of the HNC Software component(s) affected, (iv) a description of any workarounds discovered by Licensee, and (v) a description of the hardware and software environment in which the HNC Software was operating at the time the Program Error was encountered. Bug Reports may be accompanied by such electronic files as Licensee believes

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HNC/INFOSEEK SOFTWARE LICENSE AGREEMENT

 are appropriate for the full description and reproduction of such Program Error by HNC. Licensee may transmit Bug Reports and associated files to HNC electronically addressed associated files to HNC electronically addressed to:
*[   ].

*(b) Upon receipt of a [ ] Bug Report from Licensee, HNC shall (i) *electronically acknowledge receipt of such Bug Report within [ ] from the time of such receipt, (ii) provide an immediate workaround(s), if any, for the Program Error(s) associated with such Bug Report, and (iii) provide a long-term
*workaround or correction to Licensee within [ ] of such receipt.

*(c) Upon receipt of a [ ] Bug Report from Licensee, HNC shall (i) *electronically acknowledge receipt of such Bug Report within [ ] from the time of such receipt, and (ii) provide corrections to the Program Errors reported in *such Bug Reports within [ ], except for those Program Errors which HNC and *Infoseek jointly determines to be [ ] Program Errors, in subsequently released versions of the HNC Software.

*(d) HNC shall use its [ ] to report to Licensee, in written or electronic form, *those [ ] bugs for which workarounds are made generally available to HNC's customers.

 In the event that any outage as defined in any of the above subsections of this Exhibit L is found not to have been caused by the HNC Software, then INFOSEEK
*[      ] HNC for all costs and expenses (including but not limited to travel, accommodation, meal and overtime expenses subject to the provisions of Exhibit
 A) that HNC reasonably incurred in responding to such outage situation.

CONFIDENTIAL AND PROPRIETARY INFORMATION
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                                           * CONFIDENTIAL TREATMENT REQUESTED
                                             FOR REDACTED PORTION

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